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                                                                      EXHIBIT 23




INDEPENDENT AUDITORS' CONSENT


In Home Health, Inc.

We consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 33-07511, 33-38504, 33-75876 and 33-75830) of our report dated
November 12, 1996, appearing in this Annual Report on Form 10-K of In Home Health, Inc. for the year ended September 30, 1996.




/s/ Deloitte & Touche LLP
Minneapolis, Minnesota
December 24, 1996


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